SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report: (Date of earliest event reported) January 29, 2004

                              Pure World, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of Incorporation)

         0-10566                                       95-3419191
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(Commission File Number)                  (IRS Employer Identification Number)

           376 Main Street, P.O. Box 74, Bedminster, New Jersey 07921
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               (Address of Principal Executive Offices, Zip Code)

                                  908-234-9220
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              (Registrant's Telephone Number, including area code)

                                 Not Applicable
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        (Former name of former addresses, if changed since last report)

Item 5.  Other Events

        (c)     Exhibits

                Exhibit No.     Exhibit
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                       99.1 Press Release of Pure World, Inc. dated January 29, 2004.

     On January 29, 2004, Pure World, Inc. issued a press release which is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Pure World, Inc.


January 29, 2004                                /s/ Sue Ann Merrill
                                                ----------------------------
                                                Sue Ann Merrill
                                                Chief Financial Officer
                                                (Principal Financial and
                                                  Accounting Officer)